The Bear Stearns Funds

                       Supplement dated November 13, 2001
                                     to the
                         Prospectus dated August 1, 2001
                                     of the
                          Prime Money Market Portfolio


How the Portfolio Values Its Shares

The following replaces "How the Portfolio Values Its Shares" on page 8 of the Prospectus, in its entirety:

      The net asset value ("NAV"), multiplied by the number of Portfolio shares you own, gives you the value of your investment. The Portfolio normally calculates its share price, called its NAV, each business day at 1:00 p.m. Eastern time and 4:00 p.m. Eastern time. You may buy or sell shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the New York Stock Exchange, Inc. ("NYSE") and the Federal Reserve Bank of New York are open.

      On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day.

      During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will calculate its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please call us at (800) 766-4111.

      The Portfolio seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. The Portfolio uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

How to Buy Shares

The following is added after the second paragraph under "How to Buy Shares" on page 9 of the Prospectus:

      Orders for shares of the Portfolio received before 1:00 p.m. Eastern time on a business day will be executed at 1:00 p.m. Eastern time. Orders for shares of the Portfolio received between 1:00 p.m. and 4:00 p.m. Eastern time will be executed at 4:00 p.m. Eastern time. Orders received after 4:00 p.m. will be executed at the next-determined NAV. Under certain circumstances, the Portfolio may reject large orders placed after 1:00 p.m. Eastern time.

The following replaces the last paragraph on page 9 of the Prospectus under "How to Buy Shares":

      To ensure that transactions are completed as requested, investors are encouraged to give the Transfer Agent a firm indication of the approximate size of the intended investment before 12:30 p.m. Eastern time for purchases to be executed at 1:00 p.m., or before 3:30 p.m. Eastern time for purchases to be executed at 4:00 p.m.

How to Sell Shares

The following replaces "How to Sell Shares" on page 10 of the Prospectus, in its entirety:

            o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent.
            o When the Trust receives your redemption request in proper form, it will sell your shares at the next determined NAV.
            o Normally, the Trust will send your redemption proceeds in federal funds on the same day on which it receives your redemption request, provided the Trust receives your request before 1:00 p.m. Eastern time (or such earlier time as described above in "How the Portfolio Values Its Shares").
            o If the Trust receives your redemption request between 1:00 p.m. Eastern time and 4:00 p.m. Eastern time, normally it will send your redemption proceeds in federal funds on the same day, but not later than the next business day (or such earlier time as described above in "How the Portfolio Values Its Shares").

Suspension of the Right of Redemption or the Trust's Obligation to Send Redemption Proceeds on the Same Day.

The following replaces "Suspension of the Right of Redemption" on page 12 of the Prospectus, in its entirety:

            The Portfolio may suspend your right to redeem your shares, or its obligation to send your proceeds on the same day it receives your request to redeem your shares, under any of the following circumstances:

            o     during non-routine closings of the NYSE;
            o when the Securities and Exchange Commission ("SEC") determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Portfolio's securities; or
            o when the SEC orders a suspension of the right of redemption to protect the Portfolio's shareholders.





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